                                        CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (No. 333-) of The Phoenix  Companies,  Inc. of our reports each dated February 5, 2002 relating to the  consolidated  financial  statements and financial statement schedule, which appear in this Form 10-K.

/s/ PRICEWATERHOUSE COOPERS LLP

Hartford, Connecticut
March 20, 2002